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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports and to all references to our Firm included in or made a part of this Registration Statement on Form S-8.



Arthur Andersen LLP


Chicago, Illinois
June 3, 1999